Financial Instruments (Details) - USD ($)		12 Months Ended
		Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Financial Instruments [Line Items]
Total exchange gain or (loss)	[1]	$ (27,799,084)	$ 78,178	$ 1,079,191
Market interest rate		1.00%
Increase in the cash outflow		$ 150,735	134,491	99,943
Unbilled receivables		34,306,195	34,213,379
Cash and cash equivalents and financial assets at amortized cost		37,472,301	46,777,772
Increase in credit losses		897,170	12,153,098
Other receivables and guarantee deposits		432,696	107,228
Accounts Receivable [Member]
Financial Instruments [Line Items]
Increase in credit losses			7,600,000
Credit Risk [Member]
Financial Instruments [Line Items]
Other receivables and guarantee deposits		$ 2,386,725	$ 613,544

[1]	During the year ended December 31, 2024, net currency exchange losses increased primarily due to devaluation of monetary assets denominated in the Egyptian pound arising from the sharp depreciation of the Egyptian pound against the U.S. dollar in March 2024.